                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported) February 28, 2000 (February 23, 2000)
                                  --------------------------------------------

                              LOG ON AMERICA, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                 0-25761                05-0496586
--------------------------------------------------------------------------------
(State or other jurisdic-      (Commission              (IRS Employer
 tion of incorporation)        File Number)         Identification No.)


3 Regency Plaza, Providence, Rhode Island                            02903
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:    (401) 459-6298
                                                     ---------------------------




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Item 5.                    Other Events.
                           -------------

         Private Placement.
         -----------------

                  On February 23, 2000, Log On America, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement"), by and among the Company and the buyers named therein (the "Buyers"). Pursuant to the Agreement, the Buyers purchased 15,000 shares of the Company's Series A Convertible Preferred Stock (the "Preferred Shares") and 594,204 common stock purchase warrants (the "Warrants") for an aggregate consideration of $15 million.

                  Subject to the terms and conditions set forth in the Agreement, the Buyers also are required to buy, and the Company will be required to sell, 10,000 additional Preferred Shares and related Warrants for an additional consideration of $10 million. The Buyers also have the option to purchase up to an aggregate of 10,000 additional Preferred Shares and related Warrants for consideration of $1,000 per Preferred Share.

                  The offer and sale of the above-mentioned securities is made pursuant to the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission thereunder. The rights, preferences and privileges of the Preferred Shares are as described in the Company's Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock filed with the Delaware Secretary of State on February 23, 2000 (the "Certificate of Designations").

         The Company and the Buyers also entered into a Registration Rights Agreement, dated February 23, 2000, pursuant to which the Company agreed to prepare and file a registration statement on Form S-3 covering the resale of the common stock to be issued upon the conversion of the Preferred Shares and the exercise of the Warrants.

                                        2


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         Nortel Credit Agreement.
         -----------------------
                  On February 23, 2000, the Company entered into a Credit Agreement with Nortel Networks Inc., a Delaware corporation ("Nortel"), as administrative agent and lender, and other lending entities which may become a party to the Credit Agreement (together with Nortel, the "Lenders").

                  Under the terms of the Credit Agreement, the Lenders have committed to an initial advance to the Company of up to $30 million and a second advance of up to an additional $15 million to finance the Company's commitment to purchase, by December 31, 2001, up to $47 million of equipment and services from Nortel. The second advance is subject to the completion of an equity capital contribution of $10 million in excess of the $15 million sale of Preferred Shares referenced above.

         As collateral for the Company's obligations under the Credit Agreement, the Company has agreed to grant Nortel, as administrative agent, a security interest in substantially all of the Company's assets.

 Item 7.                   Financial Statements, Pro Forma Financial
                           Information and Exhibits.
                           -----------------------------------------
         (c) Exhibits.
             --------

Exhibit No.                Description.
-----------                -----------
      3.1                  Certificate of Designations, Preferences and Rights of Series A Convertible
                           Preferred Stock of the Company, as filed with the Delaware Secretary of State on February 23, 2000.

      4.1                  Securities Purchase Agreement, dated as of February 23, 2000, by and among the Company and certain Buyers.

      4.2                  Registration Rights Agreement, dated as of February 23, 2000, by and among the Company and certain Buyers.

      4.3                  Form of Warrant to purchase shares of Common Stock.

      99.1                 Credit Agreement, dated as of January 31, 2000, by and between the Company and Nortel Networks Inc. (Portions omitted pursuant to a confidential treatment request.)

      99.2                 Press release of the Company, dated February 23, 2000.


                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LOG ON AMERICA, INC.

February 28, 2000                     By: /s/ David R. Paolo
                                          ---------------------------------
                                              David R. Paolo, President



                                        4


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                      EXHIBIT  TITLE
------                                      --------------

      3.1                  Certificate of Designations, Preferences and Rights of Series A Convertible
                           Preferred Stock of Log On America, Inc., as filed with the Delaware
                           Secretary of State on February 23, 2000.

      4.1                  Securities Purchase Agreement, dated as of February 23, 2000, by and among
                           Log On America, Inc. and certain Buyers.

      4.2                  Registration Rights Agreement, dated as of February 23, 2000, by and among
                           Log On America, Inc., and certain Buyers.

      4.3                  Form of Warrant to purchase shares of common stock issued pursuant to the
                           Securities Purchase Agreement.

      99.1                 Credit Agreement, dated as of January 31, 2000, by and between the Log On
                           America and Nortel Networks Inc. (Portions omitted pursuant to a confidential treatment request.)

      99.2                 Press release of Log On America, Inc., dated February 23, 2000.






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